SCHEDUEL 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[_]  Preliminary Proxy Statement                 [_] Confidential, for Use of
[X]  Definitive Proxy Statement                      the Commission Only
                                                     (as permitted by Rule
                                                     14a-6(e)(2))


                         DIALYSIS CORPORATION OF AMERICA
 .............................................................................
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ...................................................................

     (2)  Aggregate number of securities to which transaction applies:

          ...................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ...................................................................

     (4)  Proposed maximum aggregate value of transaction:

          ...................................................................

     (5)  Total fee paid:

          ...................................................................

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            ...................................................................

      (2)   Form, Schedule or Registration Statement No.:

            ...................................................................

      (3)   Filing Party:

            ...................................................................

      (4)   Date Filed:

            ...................................................................

                                                                  April 27, 2004


To:        Our Shareholders

From:      Stephen W. Everett

Subject: Invitation to the Dialysis Corporation of America 2004 Annual Meeting of Shareholders


      Management is extending its invitation to you to attend our annual meeting on Thursday, June 3, 2004. The annual meeting is being held at the New Jersey executive offices of our parent, Medicore, Inc., 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604 at 10:30 a.m. In addition to the formal items of business, we will review the major developments of 2003, our business strategy, and answer your questions.

      This booklet includes the Notice of Annual Meeting and the Information Statement. Proxies are not being solicited since a quorum exists for the meeting through Medicore's approximately 57% ownership of Dialysis Corporation of America. The Information Statement also describes the business we will conduct at the meeting, basically the election of six directors and the ratification of appointment of our auditors, and provides information about Dialysis Corporation of America and our directors and management.

      We look forward to seeing you at the annual meeting.


                                          Stephen W. Everett
                                          Chief Executive Officer and President

                         DIALYSIS CORPORATION OF AMERICA
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

           ----------------------------------------------------------

                  Date:   Thursday, June 3, 2004

                  Time:   10:30 a.m.

                  Place:  Executive Offices of our Parent
                          Medicore, Inc.
                          777 Terrace Avenue, 5th Floor
                          Hasbrouck Heights, New Jersey 07604
                          (210) 288-8222

           ----------------------------------------------------------


Dear Shareholder:

      You are cordially invited to attend the 2004 Dialysis Corporation of America Annual Meeting of Shareholders to:

            1.    Elect six directors.

            2. Act upon a proposal to ratify the appointment of Moore Stephens, P.C. as independent auditors for the company for the year 2004.

            3. Transact any other business that may properly be presented at the annual meeting.

      If you were a shareholder of record at the close of business on April 16, 2004, you are entitled to vote at the annual meeting.

      Your copy of the Annual Report on Form 10-K of Dialysis Corporation of America for 2003 is enclosed.


                                       By order of the Board of Directors

                                       Lawrence E. Jaffe
                                       Counsel and Corporate Secretary

April 27, 2004

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

Information About the Annual Meeting and Voting ......................    2

Proposal No. 1 - Election of Directors ...............................    4

Information About Directors and Executive Officers ...................    5

Beneficial Ownership of the Company's Securities .....................    8

Executive Compensation Report ........................................   10

Executive Compensation ...............................................   12

Performance Graph ....................................................   18

Governance of the Company ............................................   19

Report of the Audit Committee ........................................   23

Certain Relationships and Related Transactions .......................   25

Section 16(a) Beneficial Ownership Reporting Compliance ..............   26

Proposal No. 2 - Ratification of the Appointment of the
  Independent Auditors ...............................................   26

Other Matters to be Presented to Shareholders ........................   29

Available Information ................................................   29

Stockholders Sharing the Same Last Name and Address ..................   29

Financial Statements .................................................   30

Appendix A: Audit Committee Charter ..................................   A-1

                              INFORMATION STATEMENT
                                       FOR
                         DIALYSIS CORPORATION OF AMERICA
                       2004 ANNUAL MEETING OF STOCKHOLDERS


                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING


Q:    Why did you send me an Information Statement?

A: Management of Dialysis Corporation of America is inviting you to attend and vote at the 2004 annual meeting. This Information Statement summarizes the information you need to know to vote intelligently.

Q:    Why did you not send me a proxy?

A: This is because a quorum already exists based upon the approximately 57% ownership of the company's voting securities by Medicore, Inc., our parent company.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Q:    What does a quorum mean?

A: A quorum means a majority of the outstanding shares. The annual meeting may only proceed if a quorum is present at the meeting. A majority of the outstanding shares will be present at the meeting through Medicore. At April 16, 2004, the record date, there were 8,485,815 shares of Dialysis Corporation of America common stock outstanding. Medicore owns 4,821,244 shares of Dialysis Corporation of America common stock or approximately 57% of the votes. A shareholder list will be available at the executive offices of our parent in Hasbrouck Heights, New Jersey at the meeting and for 10 days prior to the meeting for your review.

Q:    Who is entitled to vote?

A: Shareholders who owned Dialysis Corporation of America common stock at the close of business on April 16, 2004, the record date. Dialysis Corporation of America intends to send this Information Statement, the attached Notice of Annual Meeting, and its 2003 Annual Report on Form 10-K, which includes financial statements, on May 5, 2004 to all shareholders entitled to vote.

Q:    How many votes do I have?

A:    Each share of common stock is entitled to one vote.

Q:    What am I voting on?

A: The election of six directors, Messrs. Thomas K. Langbein, Stephen W. Everett, Bart Pelstring, Robert W. Trause, Alexander Bienenstock and Peter
      D. Fischbein, for a one year term; and the ratification of the appointment of Moore Stephens, P.C. as our independent auditors for 2004. There is nothing else that we are aware of that is presently the subject of consideration at the meeting.

Q:    How do I vote?

A: By attending the annual meeting. At that time you will be given a ballot and you may vote your shares. If your shares of Dialysis Corporation of America common stock are held in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee showing you were the beneficial owner of the shares on April 16, 2004, the record date.

Q:    How many votes are required for approval?

A: The nominees for six directors have to receive a plurality of the votes cast. Ratification of the appointment of the independent auditors requires a majority of the votes cast "for" or "against" the proposal. Abstentions and broker "non-votes" are not counted for either the election of directors or the ratification of the appointment of independent auditors. A broker "non-vote" occurs when a nominee, such as a brokerage firm or bank, holding shares for a nominee does not vote on a particular proposal because the nominee does not have discretionary voting power for the particular proposal and has not received voting instructions from the beneficial owner.

Q:    Is my vote confidential?

A: Yes. Only the inspectors of election and other employees of Dialysis Corporation of America assisting in tallying the vote will have access to your vote and comments.

Q:    Who counts the votes?

A: We appoint two persons to act as inspectors of election, who each take an oath to accept that responsibility and certify the voting to the board.

Q:    What does it mean if I receive more than one Information Statement?

A: Your shares of Dialysis Corporation of America common stock are probably registered in more than one name or account. It would be appreciated if you would contact our transfer agent, Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004 (Attention: Proxy Department) and tell them to put all your accounts registered in the same name at the same address. See "Shareholders Sharing the Same Last Name and Address" below.

Q:    How much common stock do officers and directors own?

A: Approximately 10.5% of our common stock as of the record date (13.2% beneficially with exercisable options), and with the officers and directors of our parent, Medicore, ownership of Dialysis Corporation of America would be approximately 15%. This does not include Medicore's approximately 57% (4,821,244 shares) ownership of Dialysis Corporation of America common stock.

Q:    Who are the largest principal shareholders?

A: As of the record date, other than Medicore's approximately 57% ownership and Thomas K. Langbein's 5.5% ownership, no other shareholder to our knowledge owns in excess of 5% of our common stock. See "Information About Directors and Executive Officers" and "Beneficial Ownership of the Company's Securities."

Q: Who sends out the Information Statements and Annual Reports and what are the costs?

A: The company is sending out the Information Statement and Annual Report to shareholders.

      We have asked banks, brokers and other institutions, nominees and fiduciaries to forward these materials to their principals and we reimburse them for their reasonable expenses in forwarding the materials. The company pays all expenses of preparing and delivering the Information Statements and Annual Reports, including printing, envelopes, mailing and similar out-of-pocket expenses.

Q:    Who is eligible to submit a proposal?

A: To be eligible, you must have continuously held at least $2,000 in market value, or 1%, of Dialysis Corporation of America's common stock for at least one year by the date you submit the proposal. You must continue to hold your Dialysis Corporation of America shares through the date of the meeting. Please remember that Medicore's approximately 57% ownership will determine the outcome of any proposal.

Q:    When are the year 2005 shareholder proposals due?

A: Shareholder proposals must be submitted in writing by December 28, 2004 to Lawrence E. Jaffe, corporate Secretary of Dialysis Corporation of America, c/o Jaffe & Falk, LLC, 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604. Any proposal should provide the reasons for it, the text of any resolution, and must comply with Rule 14a-8 of Regulation 14A of the proxy rules under the Securities Exchange Act of 1934. If a shareholder submits a proposal after the December 28, 2004 deadline, but still wishes to present the proposal at Dialysis Corporation of America's Annual Meeting of Stockholders (but not in its Information Statement) for the fiscal year ending December 31, 2004, the proposal, which must be presented in a manner consistent with our by-laws and applicable law, must be submitted to our corporate Secretary in proper form at the address set forth above no later than March 21, 2005. Please see the section below entitled "Other Nominees" for the specific timing for a shareholder to submit the nomination of a person to a directorship position.

Q:    Where can I find more information about the Company?

A: You can obtain information about Dialysis Corporation of America on our website, www.dialysiscorporation.com. We would appreciate your providing us with your e-mail address, so we can more efficiently communicate with you. We will only use your e-mail address for communications from the company to you, and will not provide your e-mail address to any other person, other than as necessary for us to communicate with you. Also see "Available Information" at the end of this Information Statement.


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

      Nominees for election for a one year term are:

                                                                                                 Position
         Name                              Age               Current Position                   Held Since
         ----                              ---               ----------------                   ----------
         Thomas K. Langbein                 58               Chairman of the Board(1)             1980

         Stephen W. Everett                 47               Chief Executive Officer              2003
                                                             President and director               2000

         Bart Pelstring                     63               Director                             1985

         Robert W. Trause*                  61               Director                             1998

         Alexander Bienenstock*             66               Director                             2001

         Peter D. Fischbein**               64               None(1)                              Nominee

(1) Affiliated with our parent, Medicore. See "Information About Directors and Executive Officers" below.

*     Member of Audit Committee.

**    Upon election, to become a member of the Audit Committee.

      Our by-laws provide that the board shall not be less than two nor more than nine persons. A majority of directors, although less than a quorum, or a sole remaining director, have the right to appoint candidates to fill any vacancies on the board. When appointed, such director shall then serve for the remainder of the term. Since our parent owns approximately 57% of our voting equity, our company is considered a Controlled Company as defined in Rule 4350(c)(5) of The Nasdaq Stock Market, Inc.'s Corporate Governance rules. Therefore, we are exempt from certain requirements applicable to independent directors, including that a majority of our board be comprised of independent directors. See "Governance of the Company - Board Committees" below.

      The affirmative vote of a plurality of the shares of common stock represented at the meeting is required to elect the nominees as directors. Abstentions and broker non-votes are not counted for purposes of the election of directors, and votes withheld for any nominee will have the same effect as a vote against his election.

      Medicore owns 4,821,244 shares or approximately 57% of the voting stock of the company, and intends to vote all of its shares in favor of the election of the six nominees of management, as recommended by the Nominating Committee, for directors, thereby assuring their election as directors.

      The nominees have consented to serve on the board. If any nominee is unable to serve for any reason, the parent's controlling block of company common stock will be voted for any substitute nominee as designated by the board.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS STANDING FOR ELECTION

      Thomas K. Langbein has been affiliated with the company since 1980. He is Chairman of the Board and was Chief Executive Officer of the company until May 29, 2003, when that position was relinquished to Stephen W. Everett, President of the company. Mr. Langbein is the Chairman of the Board, Chief Executive Officer and President of Medicore, our parent. Mr. Langbein is President, sole shareholder and director of Todd & Company, Inc., a broker-dealer, currently not active, registered with the SEC and a member of the NASD. Mr. Langbein was appointed as a director of Linux Global Partners, Inc. a private Linux software company in which Medicore, in January, 2000, acquired an ownership interest and to which company our parent provided loans, with funding from our company. He resigned as a Linux director in November, 2002. See "Certain Relationships and Related Transactions."

      Stephen W. Everett has been involved in the healthcare industry for over 24 years. From 1993 to 1997, Mr. Everett was responsible for oversight, deal structuring, physician recruitment and practice management for the renal care division of Vivra, Inc., the then second largest provider of dialysis services in the United States. Mr. Everett held positions of similar responsibility in 1998 through his affiliation with Physicians Practice Management, engaged in consulting and management in the renal healthcare field. He joined the company in November, 1998 as Vice President, became Executive Vice President in June, 1999, President on March 1, 2000, and Chief Executive Officer on May 29, 2003.

      Bart Pelstring has been affiliated with the company since 1976. Mr. Pelstring was appointed as President in 1986, which position he relinquished on March 1, 2000. Mr. Pelstring is a founding member of the National Renal Administrators Association and was the founder and president of the Florida Renal Administrators Association.

      Robert W. Trause is a senior commercial account specialist engaged in the marketing of commercial insurance specializing in property and casualty insurance sales to mid-to-large range companies. He has been affiliated with an insurance agency in New Jersey since 1991.

      Alexander Bienenstock is an attorney who has specialized in securities and corporate matters for over 30 years. From September, 2000 through October, 2001 he was a legal consultant with IDT Corp., a NYSE telecommunications company. He has been affiliated with several law firms, and is currently a sole practitioner. He recently established a commercial real estate mortgage brokerage company. Mr. Bienenstock's background includes having been an adjunct assistant professor in accounting and management at New York University, and, for approximately 10 years, Chief Attorney, Branch of Small Issues of the New York Regional Office of the SEC.

      Peter D. Fischbein is an attorney and is a director of Medicore, which position he has held since 1984. He is a member of Medicore's Audit, Nominating and Compensation Committees. Mr. Fischbein was a director of Viragen, Inc., a public company and former subsidiary of Medicore from 1981 to 2002. See "Certain Relationships and Related Transactions."

EXECUTIVE OFFICERS

         Name                          Age             Position                               Held Since
         ----                          ---             --------                               ----------
         Stephen W. Everett*            47             Chief Executive Officer                    2003
                                                       President                                  2000

         Michael Rowe                   42             Vice President (Operations)                2002

         Daniel R. Ouzts                57             Vice President (Finance)
                                                       and Treasurer                              1996
                                                       Principal Financial Officer               (July) 2003


* For information concerning Mr. Everett, see "Information About Directors and Executive Officers - Directors Standing for Election" above.

      Michael Rowe became affiliated with the company on June 1, 2001 and is currently Vice President of Operations. Mr. Rowe has been involved in the healthcare field for 20 years, recently, from January, 2000 to March, 2001, with Advanced Orthopedic Centers, Inc., a large orthopedic surgery group, as administrator, and from February, 1997 to December, 1999, he was Executive Director and Vice President of Virginia Physicians/PhyCor of Richmond, a division of PhyCor, Inc., a national practice management company.

      Daniel R. Ouzts served as controller of the company from 1983 through January, 2002, and Vice President and Treasurer from 1996 to January, 2002, and July, 2003 to the present. He serves as Vice President of Finance (since 1986), Treasurer (since 1983) and Principal Financial Officer (since 1995) of Medicore. Mr. Ouzts is a certified public accountant. See "Certain Relationships and Related Transactions."

      There are no family relationships among any of the officers or directors of the Company.

OTHER NOMINEES

      Our by-laws provide shareholders with the right to nominate persons for a directorship if the shareholder provides written notice to our Secretary not less than 60 nor more than 90 days prior to any meeting of shareholders at which directors are to be elected; provided if less than 60 days notice of the meeting is given to shareholders, written notice of nominations of directors by shareholders shall be delivered or mailed by first class U.S. mail, postage prepaid, to our Secretary not later than the close of the seventh day following the mailing date of the notice of meeting. Each notice must include as to each proposed nominee:

      o     name, age, business address, and, if known, residence address

      o     principal occupation or employment for the preceding five years

      o     beneficial ownership of the company's securities

      o any arrangement, affiliation, association, agreement or other relationship with any security holder, officer, director or other person affiliated with the company

      o     consent to serve as a director, if elected

      o the name and address of the shareholder proposing the nominee and other shareholders believed to be supporting such nominee

      o     the number of securities of each class owned by such shareholder(s)

      The Chairman of the meeting of shareholders may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and declare such to the meeting and the defective nomination shall be disregarded.

      We have not received any notice by an shareholder of an additional nominee for director. Any shareholder who wishes to receive a copy of the relevant section of our by-laws may request it in writing from our Secretary, Lawrence E. Jaffe, which shall be provided without cost.

      For information relating to the operations and functions of our Nominating Committee, reference is made to "Governance of the Company - Nominating Committee."

                BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

         The following table sets forth as of April 16, 2004, the names and beneficial ownership of the equity securities of Dialysis Corporation of America and its parent, Medicore, for directors of the company, individually itemized, and for directors and executive officers of Dialysis Corporation of America as a group, without naming them, and for each of the current executive officers described in the Summary Compensation Table (see "Executive Compensation" below), and for shareholders known to Dialysis Corporation of America to beneficially own more than 5% of our voting securities.

         ALL SHARES AND PER SHARE DATA, INCLUDING OPTION INFORMATION, IN THIS INFORMATION STATEMENT HAVE BEEN ADJUSTED TO REFLECT A TWO-FOR-ONE STOCK SPLIT EFFECTED BY THE COMPANY ON JANUARY 28, 2004.


                                              Amount and Nature of Beneficial Ownership
                                         -------------------------------------------------------

                                         Dialysis                       Medicore
                                         Common                         Common
Name                                     Stock(1)              %(2)     Stock(3)           %(4)
----                                     --------              ----     --------           ----
Medicore                                4,821,244             56.8            --            --
2337 W. 76th Street
Hialeah, FL 33016

Thomas K. Langbein                      5,287,021(5)          62.3     1,486,014          21.1
c/o Medicore
777 Terrace Avenue
Hasbrouck Heights, NJ 07604

Stephen W. Everett                        334,000(1)           3.8        25,000           0.4
c/o Dialysis Corporation of America
1344 Ashton Road, Suite 201
Hanover, MD 21076

Bart Pelstring                            142,492              1.7        65,000           0.9
c/o Dialysis Corporation of America
27 Miller Street
Lemoyne, PA 17043

Robert W. Trause*                          53,428              0.6           -0-           -0-
431C Hackensack Street
Carlstadt, NJ 07072

Peter D. Fischbein**                       34,600              0.4       375,051           5.4
c/o Medicore, Inc.
777 Terrace Avenue
Hasbrouck Heights, NJ 07604

Alexander Bienenstock*                     10,000(1)           0.1           -0-           -0-
766 West Broadway
Woodmere, NY 11598

All directors and executive             1,149,797(6)          13.2     2,087,115          29.3
officers as a group (7 persons)

* Member of the Audit Committee, Nominating Committee and Compensation Committee

** Nominee - upon election to be a member of Audit Committee, Nominating Committee and Compensation Committee

----------

(1) Medicore owns 4,821,244 shares (approximately 57%) of our common stock. Officers and directors of Dialysis Corporation of America, who may also be officers and/or directors of Medicore and shareholders of each company, disclaim any indirect beneficial ownership of Dialysis Corporation of America common stock through Medicore's approximately 57% ownership of Dialysis Corporation of America. Thomas K. Langbein, by virtue of his positions with Dialysis Corporation of America and Medicore and his stock ownership of Medicore, may be deemed to have indirect beneficial ownership of such shares through shared voting and investment power with respect to Medicore's ownership of Dialysis Corporation of America. Mr. Langbein disclaims such entire indirect beneficial ownership, but for his proportionate indirect interest, approximately 1,012,461 shares of the company (12%).

      Includes the following shares that may be acquired upon exercise of Dialysis Corporation of America options (see Note (2)) as of April 16, 2004 or within 60 days after that date:

            S. Everett, 207,616 shares (exclusive of 66,000 shares vesting January 1, 2005); M. Rowe, 62,500 shares (exclusive of 87,500 shares vesting 25,000 each September, 2004 and 2005, and 12,500 each June 4 over the next four years); and exclusive of 10,000 shares for A. Bienenstock vesting 5,000 shares each August, 2004 and 2005.

(2) Based on 8,485,815 shares outstanding but exclusive of common stock issuable under (i) 282,270 currently exercisable options at prices ranging from $.625 to $.75 per share; and (ii) 217,000 non-vested options which vest over periods ranging from May 29, 2004 to January 13, 2008 exercisable at prices ranging from $.625 to $3.085 per share.

(3) Includes shares that may be acquired by Messrs. Langbein (100,000 shares); Everett (8,333 shares); Ouzts (15,000 shares); Pelstring (6,666 shares); and Fischbein (16,666 shares) upon exercise of Medicore options as of April 16, 2004 or within 60 days after that date.

      Does not include: (i) 87,400 shares held each by Mr. Langbein's two children;** (ii) 400,000 shares in Mr. Langbein's employment agreement issuable under certain conditions; (iii) 121,175 shares held by Susan Kaufman, the wife of Mr. Fischbein, as trustee for their children; Ms. Kaufman is economically independent and maintains separate bank and brokerage accounts for the trusts over which Mr. Fischbein has no control, and he disclaims beneficial interest in such shares; and (iv) 231,500 shares held by Mr. Jaffe's four children and a daughter-in-law.**

      ** all of majority age and independent; beneficial interest in such shares is disclaimed by the reporting person.

(4) Based on 6,988,614 shares outstanding exclusive of (i) 238,661 shares underlying outstanding options under Medicore's 1989 Stock Option Plan (28,000 non-vested options not included); (ii) 400,000 shares available for issuance under certain conditions of Thomas K. Langbein's employment agreement; (iii) 98,000 shares reserved for issuance under a key employee stock plan; and (iv) 500,000 shares reserved for issuance under a 2000 Stock Option Plan, with no options outstanding under this Plan.

(5) Exclusive of Medicore's ownership of Dialysis Corporation of America, Mr. Langbein's beneficial ownership would be 465,777 (5.5%). See Note (1) above.

(6) Includes Thomas K. Langbein's direct ownership of 465,777 shares without direct or indirect ownership through Medicore's 56.8% ownership of the company.


                          EXECUTIVE COMPENSATION REPORT

         The Sarbanes-Oxley Act of 2002 mandated the establishment of an executive compensation committee, consisting of only independent directors. We are a Controlled Company as defined under the Nasdaq Stock Market rules, since our parent owns approximately 57% of our voting power. Therefore, our company is exempt from the compensation committee procedures. Nevertheless, we established a compensation committee comprised of our three independent directors. Prior to such executive compensation committee, compensation of our executive officers was considered by all members of the board of directors. We have one employment agreement with our President. See "Executive Compensation - Employment Contracts and Termination of Employment and Change-in-Control Arrangements." Our philosophy is to align compensation of management with annual and long-term performance and interests of shareholders. Executive compensation is structured to motivate management to create and sustain shareholder value. The board attempts to accomplish this goal by:

            (i) aligning the interests of management and shareholders through stock ownership; and

            (ii) seeking growth and performance of our company by attracting, retaining and motivating talented executives and employees through competitive compensation.


WHAT IS THE STRUCTURE OF EXECUTIVE COMPENSATION?

      The elements of executive compensation include:

      o     base pay

      o     long-term incentives

      o special awards in recognition of extraordinary efforts and achievements


HOW IS BASE PAY DETERMINED?

      Base pay is determined by individual performance and position with and responsibilities to the company. We also try to be competitive with salaries in an attempt to be able to maintain quality executives.

RESPONSIBILITIES OF THE CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT

      Thomas K. Langbein, Chairman of the Board, has been affiliated with the company for 24 years. Stephen W. Everett, Chief Executive Officer and President, has been affiliated with the company since November, 1998, and has been involved in the health care industry for over 24 years. See "Information About Directors and Executive Officers - Directors Standing for Election." Essential elements of senior executive management are leadership and key contributions to the overall financial performance of the company, and the company's progress toward achieving growth and its strategic objectives. Messrs. Langbein and Everett have been most responsible for the company's performance and recent growth. Mr. Everett, together with Michael Rowe, Vice President of Operations, and a superb support staff, pursue new geographic areas and physician and hospital alliances and, with Mr. Langbein, evaluate the potential for growth and expansion of our operations, facilities and patient base. In evaluating the performance of and establishing Mr. Everett's compensation, the Compensation Committee takes into account his efforts in directing our operations, seeking sources of capital, pursuing areas to develop or acquire dialysis facilities, coordinating management, operations and internal controls as we grow, and motivating key executive management toward greater overall efficiencies in labor, cost control and increased business. Mr. Everett did not participate in decisions affecting his own compensation.

WHAT ARE LONG-TERM INCENTIVES?

      The philosophy for incentive compensation is to provide competitive awards when financial objectives are achieved. Long-term incentive awards for executives usually take the form of granting stock options under the company's option plans or granting restricted stock awards, which are shares which cannot be publicly sold for a certain period of time, usually from one to two years. We believe the granting of stock options or restricted shares helps align the interests of our executives with our shareholders. This is premised on the basic principle that the executives will receive value only if the market value of our common stock increases over time. The market price of our common stock increased during 2003 and in the first quarter of 2004, it reached its high point of $5.68 (post-split) in February, 2004. We effected a two-for-one stock split in January, 2004, which we hope will provide a more active trading market for our shares. We believe the strength in our securities market is primarily due to executive management's efforts in improving our operations, providing growth, and for three consecutive years, generating profitability. See "Growth And Profitability" below, and Item 5, "Market for the Registrant's Common Equity and Related Stockholder Matters" of our Annual Report on Form 10-K for the year ended December 31, 2003 accompanying this Information Statement.

SPECIAL AWARDS

      Special awards may be granted from time to time in recognition of extraordinary efforts and achievements in positively influencing company results and enhancing shareholder value. Such may arise based upon an executive's extraordinary efforts in accomplishing expansion, acquisitions, increasing market share and similar events. These situations and extent of awards are evaluated on a case by case basis. Controlled expansion resulted in another successful year of steady growth for our company. Two new facilities were opened, one in Maryland and one in Ohio, and another facility was acquired in Georgia during 2003. As was anticipated in our growth strategy, initial operating costs at these new centers impacted our earnings, but our new centers, with additional dialysis facilities opened in the first quarter of 2004, are expected to have a favorable impact on our operating results as their patient base matures. Nevertheless, the sustained growth for fiscal 2003, reflected net income of $1,150,000, or $.15 per share ($.13 diluted) compared to $1,242,000 or $.16 per share ($.14 diluted) of net income for 2002. A cash bonus of $50,000 was awarded to Mr. Everett. See "Executive Compensation." For bonuses to directors toward a partial stock option exercise see "Governance of the Company
- Compensation of Directors."

GROWTH AND PROFITABILITY

      Over the years we have developed and sold certain of our dialysis centers. By 1989, we had sold all but one center, but we made an effort to grow, and in 2001 we had expanded to ten dialysis centers, and to date, we have grown to 19 dialysis facilities which we operate or manage. We have ongoing negotiations for additional facilities in strategic locations, and contracts for acute dialysis services with hospitals. Our medical services revenues have increased approximately 18% since last year, climbing to approximately $30,278,000 from approximately $25,607,000 in 2002. This is the third consecutive year that our company has reflected net income from operations, which in a little over the past decade the company had reflected losses. See Item 6, "Selected Financial Data" and Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the year ended December 31, 2003 accompanying this Information Statement. We are extremely proud of our management and employees, who are hard working, loyal and dedicated to our operations and the growth of our company. We continue to be motivated, and have every reason to expect that our growth and profitability will continue in 2004. We look forward to 2004 as a year of expansion for our company, sustained profitability, and enhanced shareholder value.


                     SUBMITTED BY THE COMPENSATION COMMITTEE

                                                      Robert W. Trause, Chairman
                                                           Alexander Bienenstock
                                                           Dr. David L. Blecker*


* Dr. Blecker's continued independence under the recently adopted Nasdaq Stock Market Regulations was considered, and Peter D. Fischbein is a nominee to replace Dr. Blecker on the board and the Audit, Nominating and Compensation Committees. See "Proposal No. 1 - Election of Directors."




                             EXECUTIVE COMPENSATION

         The Summary Compensation Table below sets forth compensation paid by the company and its subsidiaries for the last three fiscal years ended December 31, 2003 for services in all capacities for its Chairman of the Board, who was Chief Executive Officer through May 29, 2003, and for its new Chief Executive Officer and each of its executive officers whose total annual salary, bonus or other compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                                                      Long Term
                                                      Annual Compensation                        Compensation Awards
                                  --------------------------------------------------------   -------------------------
(a)                                (b)           (c)              (d)              (e)                    (g)              (i)
                                                                                                      Securities
                                                                              Other Annual             Underlying      All Other
Name and                                        Salary           Bonus        Compensation       Options/SARs (#)     Compensation
Principal Position                Year           ($)              ($)            ($)            Company    Medicore        $
-----------------------------------------------------------------------------------------------------------------------------------
Thomas K. Langbein, CEO(1)        2003          83,308(2)        56,258(3)      5,611(6)
                                  2002          73,367(2)        58,929(4)      7,687(6)
                                  2001          56,977(2)        34,000(5)      5,960(6)

Stephen W. Everett, Pres.         2003        168,923(7)        117,078(8)      2,338(11)
  and CEO(1)                      2002        129,808(7)         85,714(9)      4,179(11)
                                  2001        115,000(7)         50,000(10)    14,600(11)    330,000(12)

Timothy Rumrill, Vice             2003(13)      73,038(7)                         484(15)                             30,000(16)
  President of Finance(13)        2002(13)      81,346(7)         8,000(14)                   60,000(17)
                                  2001

J. Michael Rowe(18)               2003         139,462(7)        25,000(19)       768(15)     50,000(20)
                                  2002         115,539(7)        20,000(14)       740(15)
                                  2001          61,388(7)         8,000(10)                  100,000(21)

--------------

(1) Thomas K. Langbein was CEO until May 29, 2003, at which time Stephen W. Everett assumed that position.

(2) Annual compensation paid by Medicore, which was $333,200, $293,500 and $285,000, respectively, for fiscal 2003, 2002 and 2001. Amounts included in the Summary Compensation Table reflect the compensation allocated to the company in proportion to the time spent on its behalf.

(3) Accrued in 2003 and paid in February, 2004 for the partial exercise of options and $30,942 cash bonus. See "Governance of the Company - Compensation of Directors" below.

(4) Includes (i) $46,429 accrued in 2002 and paid in March, 2003 for the partial exercise of options (see "Governance of the Company - Compensation of Directors" below); and (ii) $12,500, the general corporate overhead allocable portion of Medicore's bonus of $50,000 accrued in 2002 and paid in January, 2003.

(5) The general corporate overhead allocable portion of Medicore's bonus of $170,000 accrued in 2001 and paid in April, 2002.

(6) Automobile allowance and related expenses, and life and disability insurance premiums paid by Medicore amounted to $30,200, $30,700 and $29,800, respectively for 2003, 2002 and 2001. As part of the general corporate overhead allocation, the amounts in the Summary Compensation Table reflect the portion of such payment which is allocated to the company.

(7)   All compensation paid by the company.

(8) Includes (i) a bonus accrued in 2003 and paid in February, 2004 relating to the exercise of director stock options which included the payment of the $.625 exercise price for 69,242 shares exercised under Mr. Everett's options (valued at $43,276) together with a related cash distribution to Mr. Everett of $23,802 (see "Governance of the Company - Compensation of Directors" and discussion of options, below); and (ii) a cash bonus of $50,000 accrued in 2003 and paid in January, 2004.

(9) Includes (i) $35,714 accrued in 2002 and paid in March, 2003 for the partial exercise of options (see discussion of options below); and (ii) bonus of $50,000 accrued in 2002 and paid in January, 2003.

(10)  Accrued in 2001 and paid in January, 2002.

(11) Includes automobile related expenses of $1,957 and $9,600, respectively for 2002 and 2001, moving expenses of $5,000 for 2001, and life insurance premiums of $2,338 and $2,000, respectively, in 2003 and 2002, all of which were paid by the company.

(12)  Vests 33,000 shares every January 1, commencing 2001.

(13)  Joined the company on January 28, 2002; resigned effective July 31, 2003.

(14)  Accrued in 2002 and paid in January, 2003.

(15)  Life insurance premiums.

(16)  Amount paid in connection with resignation.

(17) The option was exercised for 15,000 shares with the balance of the option for 45,000 shares cancelled based on his resignation. See note 16, above.

(18)  Joined the company on June 1, 2001 and became an officer in June, 2002.

(19)  Accrued in 2003 and paid in January, 2004.

(20)  Vests 12,500 shares every June 4, commencing June 4, 2004.

(21)  Vests 25,000 shares every September 5, commencing September 5, 2004.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

      Stephen W. Everett, President and director of the company, has a five-year employment contract through December 31, 2005. His first year salary was $120,000, increasing a minimum of $10,000 per annum the second and third years, and for each of the two remaining years, the prior year's adjusted compensation increased by an amount equal to the lesser of 3% of pre-tax profits or $10,000. Mr. Everett's employment agreement also provides:

      o employee and fringe benefits to the extent available by the company to other similarly situated executive employees

      o reimbursement for reasonable out-of-pocket expenses incurred in connection with his duties

      o     vacations normally taken by senior management

      o     termination

            -     death; three months' severance pay

            - for cause; salary and expenses to date of termination ("cause" includes conviction for fraud or criminal conduct, habitual drunkenness or drug addition, embezzlement, regulatory agency sanctions against Mr. Everett or the company due to his wrongful acts, material breach of the agreement, dishonesty, or resignation, except if due to breach by the company)

            - by the company after 13 weeks of disability; three months' severance pay

            - by Mr. Everett upon breach by the company; severance pay equal to the greater of six months of his then compensation or his remaining compensation under the agreement

      o     confidentiality restrictions two years from termination

      o non-competition for one year from termination within the United States; provided, non-competition eliminated if the company terminates Mr. Everett without cause or due to the company's material breach of the agreement

      o Mr. Everett to assign any patents, property rights, discovery or idea to the company

      Certain executive and accounting personnel and administrative facilities of the company and Medicore were common for fiscal 2003. The costs of executive and accounting salaries and other shared corporate overhead for these companies were charged on the basis of time spent. Mr. Langbein, as Chairman of the Board of the Company and Chairman of the Board, CEO and President of Medicore, and Mr. Ouzts, as an officer, of the company and Medicore, divided their time and efforts among these companies. See "Certain Relationships and Related Transactions."

OPTIONS, WARRANTS OR RIGHTS

1995 Dialysis Corporation of America Stock Option Plan

      o     expired November 9, 2000

      o     terms were similar to the 1999 Plan (see below)

      o 10,000 outstanding to a director exercisable at $1.13 per share, exercised in June, 2003

1999 Dialysis Corporation of America Stock Option Plan

      o     expires April 20, 2009

      o grants available to officers, directors, consultants, key employees, advisors and similar parties

      o options (non-qualified and incentive) may be up to five years, may require vesting, exercise price determined by board of directors

      o options may, at discretion of board, be exercised either with cash, common stock with fair market value equal to cash exercise price, optionee's personal non-recourse or recourse note, at the discretion of the board, or assignment to the company if sufficient proceeds from the sale of common stock acquired upon exercise of the option with an authorization to the broker to pay that amount to the company, or any combination of such payments

      o     termination of optionee's affiliation with the company by

            - death, disability or retirement after age 65, exercisable for nine months but not beyond option expiration date

            - termination for cause, right to exercise terminates immediately

            -     any other termination, 30 day exercise

      o     options are non-transferable

      o forced redemption at formulated prices upon change in control of the company which includes (i) sale of substantially all of the assets of the company or its merger or consolidation; (ii) majority of the board changes other than by election of shareholders pursuant to board solicitations or vacancies filled by board caused by death or resignation; or (iii) a person or group acquires or makes a tender offer for at least 25% of the company's common stock

      o 1999 Plan history to April 16, 2004 (adjusted for two-for-one split on January 28, 2004)

                           authorized:       3,000,000
                           issued:           2,241,000
                           vested:              282,270
                           non-vested:          217,000
                           exercised:        1,556,086
                           cancelled:           185,644
                           outstanding:         499,270
                           available:           944,644
                           exercise prices:  range from $.625 to $3.085
                           exercise periods: range from 1/1/06 to 1/12/09

      The exercise price of options is no less than 100% of the fair market value of the common stock on the date of grant.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                            Individual Grants
---------------------------------------------------------------------------------------    Potential Realizable
                                                                                            Value at Assumed
                                   Number of      % of Total                               Annual Rates of Stock
                                    Securities   Options/SARs    Exercise                   Price Appreciation
                                   Underlying     Granted to     or Base                     For Option Term
                                 Options/SARs    Employees in     Price      Expiration    ----------------------
Name                               Granted (#)    Fiscal Year     ($/Sh)        Date        5%($)       10%($)
(a)                                  (b)             (c)            (d)         (e)          (f)           (g)
------------------------------------------------------------------------------------------------------------------
J. Michael Rowe                    50,000(1)         100          $1.80       6/3/08        24,865      54,946

----------------

(1) Option for 12,500 shares vest each June 4, which vesting commences in 2004; options are exercisable for five years.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

(a)                                   (b)               (c)                (d)                      (e)
                                                                        Number of
                                                                        Securities                Value of
                                                                        Underlying               Unexercised
                                                                        Unexercised              In-the-Money
                                                                        Options/SARs           Options/SARs at
                                                                        at FY-End (#)         Fiscal Year End($)
                              Shares Acquired     Value Realized        Exercisable/             Exercisable/
Name                          on  Exercise (#)        ($)               Unexercisable            Unexercisable($)
-----------------------------------------------------------------------------------------------------------------
CEO
Thomas K. Langbein
    Company Options                 74,286(1)        93,000(2)         445,714 (exer.)           1,215,000(3)
    Medicore Options               100,000            7,000(4)         200,000 (exer.)             164,000(5)

Stephen W. Everett
    Company Options                 57,142(1)        72,000(2)         276,858 (exer.)             754,000(6)
                                                                        66,000 (unexer.)           180,000(7)

   Medicore Options                  8,334              583(4)          16,666 (exer.)              14,000(5)

Timothy Rumrill
    Company Options                 15,000           29,000(8)             -0-(9)                         ---
    Medicore Options                   -0-              -0-                -0-                            ---

Michael Rowe
    Company Options                    -0-              -0-             50,000 (exer.)             130,000(10)
                                                                       100,000 (unexer.)           208,000(11)
    Medicore Options                   -0-              -0-                -0-                            ---

-----------

(1) Accrued compensation at December 31, 2002 of approximately $100,000 was bonused to the board of directors on a pro rata basis for an exercise of a portion of their options; Messrs. Langbein and Everett exercised at $.625 per share.

(2) Based on the fair market value of $1.88 on March 10, 2003, the exercise date.

(3) The options are exercisable at $.625 per share (74,286 exercised on March 10, 2003, see note (1) above) through April 20, 2004 (all subsequently exercised); and the closing price of the company's common stock as reported by Nasdaq at December 31, 2003, was $3.35.

(4) Based on the fair market value of $1.45 on September 11, 2003, the exercise date.

(5) The Medicore options are exercisable through July 26, 2005 at $1.38 per share. The closing price of the Medicore common stock as reported by Nasdaq as of December 31, 2003 was $2.20.

(6) Includes (i) options for 12,858 shares (57,142 exercised on March 10, 2003, see note (1) above) exercisable at $.625 per share through April 20, 2004 (all subsequently exercised); and (ii) options for 264,000 shares exercisable at $.625 per share through January 1, 2006. See note (3) for closing price of the common stock.

(7) Non-vested options which vest on January 1, 2005; upon vesting the options are exercisable at $.625 per share through January 1, 2006.

(8) Options exercisable at $1.575 through February 28, 2007. The closing price of the company's common stock on December 3, 2003, the exercise date, was $3.50.

(9) Terminated affiliation with the company July, 2003. Balance of 45,000 non-vested options cancelled.

(10) The options are exercisable through September 5, 2006 at $.75 per share. See note (3) for the closing price of the common stock.

(11) Non-vested options, including (i) options for 50,000 shares exercisable at $.75 to September 5, 2006, vesting 25,000 each on September 4, 2004 and 2005; and (ii) options for 50,000 shares exercisable at $1.80 to June 3, 2008, vesting 12,500 each on June 4, 2004 to 2007. See note (3) for the closing price of the common stock.



                                PERFORMANCE GRAPH

      The following graph shows a five-year comparison of cumulative total shareholder returns for the company, the Nasdaq Market Index and the Dialysis Center Industry Index from December 31, 1998 through December 31, 2003. The cumulative total shareholder returns on our common stock was measured by dividing the difference between our share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The total shareholder return assumes $100 invested at the beginning of the period in our common stock, in the Nasdaq Market Index and the Dialysis Center Industry Index. We did not pay dividends on our common stock during the measurement period and the calculations of cumulative total shareholders return on the common stock did not include dividends. Our share price was adjusted to reflect a two-for-one stock split on January 28, 2004. This graph is presented in accordance with SEC requirements. You are cautioned against drawing any conclusions from this information, as past results are not necessarily indicative of future performance. This graph in no way reflects a forecast of future financial performance.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS AMONG DCA, NASDAQ MARKET INDEX AND DIALYSIS CENTER INDUSTRY INDEX


Measurement Period                                                               Dialysis Center
(Fiscal Year Covered)         DCA                    Nasdaq Index                Industry Index
---------------------         ---                    ------------                --------------
December 31, 1998            $100.00                    $100.000                      $100.00
December 31, 1999             842.21                      176.37                        43.93
December 31, 2000              76.91                      110.86                        71.15
December 31, 2001             424.56                       88.37                        93.10
December 31, 2002             489.79                       61.64                        93.05
December 31, 2003             824.51                       92.68                       134.13


                            GOVERNANCE OF THE COMPANY

THE BOARD OF DIRECTORS

      The board of directors oversees the business and affairs of the company and monitors the performance of management. In accordance with corporate governance principles, the board does not involve itself in day-to-day operations. The board is kept knowledgeable and informed through discussions with the Chairman, other directors, executives, the Audit, Nominating and Compensation Committees, division heads and advisors (counsel, outside auditors, investment bankers and other consultants), by reading reports, contracts and other materials sent to them and by participating in board and committee meetings.

      The board met eight times during 2003. All directors participated at the meetings, either present in person or by telephone conference call, except for Dr. David Blecker, who was unavailable for two meetings and Bart Pelstring, who was unavailable for one meeting.

      The company's policy is to encourage all board members to attend the annual meeting of shareholders. The annual board meeting is typically scheduled to immediately follow the shareholder meeting to facilitate the board members' attendance. Four of the six directors, Messrs. Langbein, Everett, Trause and Pelstring, attended last year's annual meeting.

CORPORATE GOVERNANCE

      Our board and management have a long-standing commitment to sound and effective corporate governance practices. We established and maintain a Compliance Program to prevent and detect violations commonly known in the healthcare industry as "fraud and abuse" laws. We believe the program will further our mission to deliver high quality patient services and care and demonstrate to the patients and communities we serve, as well as our employees and affiliated physicians, our commitment to honest and responsible individual and corporate conduct.

      At that time, we also adopted our Code of Ethics and Business Conduct to continue our traditions of adhering to the most rigorous standards of ethics and integrity, which includes acting with fairness, honesty and compassion with our patients, business partners, payors, regulators, and the communities we serve. It also means acting in compliance with the extensive laws and regulations governing our businesses.

      Our board and management have reviewed with our counsel, Audit Committee and independent auditors the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the SEC, and the new listing requirements of the Nasdaq Stock Market. We have already met many of these new requirements, such as speedier reporting of insider transactions, CEO and CFO certification of quarterly and annual reports, and audit committee pre-approval of audit and non-audit services. We will modify and update our charter, Codes of Ethics, Compliance Procedures, and all related corporate governance materials as the law and regulations are adopted.

BOARD COMMITTEES

      The board of directors has an Audit Committee, Nominating and Compensation Committees, each of which consists of the same independent directors. The board has three other employee members and our by-laws provide for up to nine directors in order to have positions available for other independent directors. We are a Controlled Company as that term is defined in The Nasdaq Stock Market Rule 4350(c)(5), since our parent, Medicore, owns approximately 57% of our voting securities. Therefore, we are exempt from the Nasdaq listing requirements to have a board composed of a majority of independent directors, and compensation and nominating committees comprised solely of independent directors. However, we believe in the new corporate governance provisions adopted by the SEC and Nasdaq, and, therefore, have established these committees solely consisting of independent directors.

      AUDIT COMMITTEE

      The company, in accordance with Nasdaq Stock Market Rule 4350(d), has an Audit Committee of at least three members, all of whom are independent as defined in Nasdaq Stock Market Rule 4200(a)(15) and who meet the criteria of independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, have not participated in the preparation of the company's financial statements at any time during the past three years, and are able to read and understand fundamental financial statements, including the company's balance sheet, income statement and cash flow statement. Alex Bienenstock, Chairman of the Audit Committee, has experience in finance and accounting, and the background which was the basis for the board's determination that Mr. Bienenstock is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934. To review Mr. Bienenstock's credentials, reference is made to "Information About Directors and Executive Officers." The designation of Mr. Bienenstock as the Audit Committee financial expert does not impose on him any duty, obligation or liability that is greater than any duty, obligation or liability imposed on such person as a member of the Audit Committee and board of directors. The other members of our Audit Committee are Robert Trause, and Peter D. Fischbein, a nominee for director of the company (see "Proposal No. 1 - Election of Directors"). Mr. Fischbein is an independent board member of our parent and is a member of Medicore's Audit, Compensation and Nominating Committees. See "Information About Directors and Executive Officers."

      The Audit Committee, a very essential oversight committee, pursuant to its charter provides assistance to the board in fulfilling its responsibilities to our shareholders and the investment community relating to accounting, reporting practices, the quality and integrity of our financial reports, and surveillance of internal controls and accounting and auditing services. The charter specifies:

      o     the scope of the Audit Committee's responsibilities

      o     how the Audit Committee carries out those responsibilities

      o     structure, processes and membership requirements

      o The Audit Committee does not prepare financial statements or perform audits, and its members are not auditors or certifiers of the company's financial statements. A more complete description of the Audit Committee's responsibilities is provided in its Charter, a copy of which is attached as Appendix A to this Information Statement.

      The Audit Committee met four times in 2003, with only one member unable to attend one meeting.

      COMPENSATION COMMITTEE

      Our Compensation Committee consists of the same three independent board members as the Audit and Nominating Committees. For the upcoming year, in the absence of one director continuing on the board, Peter D. Fischbein, a director and member of the Audit, Nominating and Compensation Committees of our parent, who is currently a nominee to be elected to our board of directors, upon the election of directors will become the third independent member of our Audit, Compensation and Nominating Committees, along with Messrs. Alex Bienenstock and Robert Trause. See "Proposal No. 1 - Election of Directors" and "Information About Directors and Executive Officers." The Compensation Committee met once last year.

      Our Compensation Committee has the responsibility to:

      o review and recommend to the board of directors approval of the compensation for the Chief Executive Officer

      o review and recommend to the board of directors the adoption or amendment of the compensation and benefit plans and programs for the officers and other key employees, including any stock option or incentive compensation plans

      o review and approve specific matters which are consistent with such plans and programs; approve the terms and conditions of awards under such plans within the limits of each plan

      o review and approve compensation and benefit arrangements for senior management; the Chief Executive Officer may participate with the Compensation Committee in the review and approval of senior management compensation

      The Committee's report on executive compensation is set forth above under "Executive Compensation Report."

      NOMINATING COMMITTEE

      As with the other committees, the Nominating Committee is made up of only independent directors, currently the same persons participating on the Audit and Compensation Committee, but for the prospective replacement of director Dr. David Blecker with Peter D. Fischbein. See "Governance of the Company." Although we are a Controlled Company as defined under Nasdaq Stock Market Rule 4350(c)(5) in that our parent owns approximately 57% of our voting equity, and, therefore, are exempt from the requirements of the Nasdaq rules from having a majority of independent directors on the board, compensation and nominating committees and charters, we have established such committees, and have adopted a formal written Nominating Committee Charter addressing the nominating process. Our Charter is available on our website, www.dialysiscorporation.com.

      Our Charter provides for the Nominating Committee to:

      o assist the board in identifying and evaluating individuals qualified for board membership

      o recommend to the board nominees for directors for each annual meeting of shareholders

      o     recommend directors for each committee

      The Nominating Committee has a policy to consider director candidates recommended from many sources, including, but not limited to, recommendations from shareholders, directors, whether management or non-management, executive officers, or third-party search firms. Procedures to be followed by shareholders in recommending a director candidate are set forth under "Information About Directors and Executive Officers - Other Nominees."

      Any director candidate, from whatever recommendation source, is considered and evaluated by the Nominating Committee using generally the same criteria and methods, although those criteria and methods are not standardized and may vary from time to time. These criteria include, among others, education, experience, leadership qualities, integrity, and most importantly, a combination of these qualities forming the basis of the ability to contribute to the board, the company and our shareholders.

      The process of evaluating nominees includes, among others:

      o     discussions with the recommender

      o     due diligence checks of the nominee

      o     interviews with the nominee

      o     needs of the board

      The Nominating Committee met once last year.

COMPENSATION OF DIRECTORS

      No standard arrangements for compensating directors for services as directors or for participating on any committee exists. We reimburse directors for travel and related out-of-pocket expenses incurred in attending shareholder, board and committee meetings, which expenses have been minimal. In lieu of any cash compensation or per meeting fees to directors for acting as such, we have provided directors, among others, with options to purchase common stock of the company at exercise prices no less than the fair market value as of the date of grant. Accrued compensation of $186,000 at December 31, 2003 was bonused in January, 2004 to the board members, including $120,000 bonused for exercise of a portion of their options, amounting to 191,238 shares at exercise prices ranging from $.625 to $.75. See "Beneficial Ownership of the Company's Securities" and "Executive Compensation - Options, Warrants or Rights" above.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      The board of directors has a process for security holders to send communications to the board of directors, which includes:

      o email to the Chairman of the Board of Directors, medicore@compuserve.com

      o     fax to the Chairman of the Board of Directors, (201) 288-8208

      o email to counsel to the company, Jaffe & Falk, LLC, attention Lawrence E. Jaffe, Esq., who is also the Secretary to the company, at lej@jafalaw.com

      o by telephone Thomas K. Langbein (Chairman of the Board of Directors) at (201) 288-8222 or Lawrence E. Jaffe, counsel at (201) 288-8282

      Any such communication shall be directed to the appropriate director or directors as requested by the shareholder.

      The board welcomes shareholders' views, recommendations, and input of any reasonable nature.

                          REPORT OF THE AUDIT COMMITTEE

      The company has a written Audit Committee Charter, which was adopted in 2000 and amended in 2002 and 2003. The Audit Committee reviews and reassesses the adequacy of its Charter on an annual basis. Based on its reassessment, the Audit Committee amended the Charter in December, 2003. Under the guidance of the Charter, the Audit Committee is charged with overseeing the accounting, reporting practices, and the quality and integrity of financial reports of our company. See "Governance of the Company - Board Committees - Audit Committee" above and the Charter as attached as Appendix A to this Information Statement. The ultimate responsibility for good corporate governance rests with the board of directors, whose primary roles are oversight, counseling and direction to Dialysis Corporation of America's management in the best interests of our shareholders.

      Management has the primary responsibility for the system and integrity of internal controls, disclosure controls and procedures, and the financial reporting process. Our independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. Our independent auditors also submit a detailed report to our Audit Committee which includes accounting policies used to prepare financial statements, effective accounting treatments, and discussions with management. The Audit Committee has the responsibility to monitor and oversee these processes. In accordance with rules of the SEC and Nasdaq, our Audit Committee has ultimate authority and responsibility to select, compensate, evaluate, and, if necessary, replace our independent auditors. The company has to make funds available to the Audit Committee for the retention of independent accountants and the engagement of the Committee's own advisors as it deems appropriate. Our Audit Committee recently interviewed several accounting firms to perform the 2003 audit of our consolidated financial statements, and in January, 2004, retained Moore Stephens, P.C. to replace our former independent accountants, Wiss & Company, LLP, which firm withdrew from auditing SEC clients. See "Proposal No. 2- Ratification of the Appointment of Independent Auditors."

      Although the Chairman of our Audit Committee, Alex Bienenstock, is an accountant and an attorney, the Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" as defined under SEC and Nasdaq rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters.

      The Audit Committee has an agenda for the year that includes, among many other responsibilities, the company's financial statements, internal controls and audit matters. The Audit Committee meets at least quarterly in executive session, and also meets or otherwise has discussions with our independent accountants, our Vice President of Finance, who is also our Principal Financial Officer, and management, to review our interim financial results before the publication of our quarterly reports on Form 10-Q and our press releases. Management's and the independent auditors' presentations to and discussions with the Audit Committee cover various topics and events that may have significant financial impact and/or are the subject of discussions between management and the independent auditors. The Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by our company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by Dialysis Corporation of America employees, received through established procedures, of concerns regarding questionable accounting or auditing matters.

      Dialysis Corporation of America's independent auditors provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discusses with the independent auditors and management that firm's independence.

      In accordance with Audit Committee policy and the requirement of law, all services to be provided by its independent accountants, currently Moore Stephens, P.C., are pre-approved by the Audit Committee. Pre-approval includes audit services and tax services. No audit-related services or other services are provided to the company. See "Proposal No. 2 - Ratification of the Appointment of the Independent Auditors" for more information regarding pre-approval policies and fees paid to Wiss & Company, LLC and Moore Stephens, P.C. for services in fiscal years 2003 and 2002.

      The Audit Committee has reviewed and discussed the consolidated financial statements for fiscal year 2003 with management and the independent auditors. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors, Moore Stephens, represented that their presentations included the matters required to be discussed with the independent auditors by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." This review included a discussion with management of the quality of Dialysis Corporation of America's accounting principles, the reasonableness of significant estimates and judgments, and the disclosures related to critical accounting estimates. In reliance on these views and discussions and the report of the independent auditors, the Audit Committee has recommended to the board, and the board has approved, the inclusion of the audited financial statements in Dialysis Corporation of America's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC

      The Audit Committee and the board have also recommended for shareholder ratification the appointment of Moore Stephens, P.C. as the company's independent auditors for fiscal 2003.


                                     The Audit Committee

                                     Alexander Bienenstock, Chairman
                                     Robert Trause
                                     Dr. David L. Blecker

                                                                  March 23, 2004

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Our parent, Medicore, owns approximately 57% of our common stock. See "Beneficial Ownership of the Company's Securities" above.

      George Langbein, formerly an employee of Medicore and brother of Thomas K. Langbein, obtained a $100,000 term life insurance policy covering and owned by Bart Pelstring, a director of the company. The premium paid by the company is approximately $2,000. Medicore obtains group health insurance coverage for its employees as well as personal life insurance policies for several executives and key employees through George Langbein. Medicore pays for the $1,600,000 of life insurance owned by Thomas K. Langbein, see "Executive Compensation" above, and $100,000 term life insurance policies covering Daniel R. Ouzts, Vice President and Principal Financial Officer of Medicore, and one other key employee. The premiums paid by Medicore on the life insurance and group health insurance for its employees for fiscal 2003 aggregated approximately $142,000. We are of the opinion that the cost and coverage of the insurance are as favorable as can be obtained from unaffiliated parties.

      Certain of the officers and directors of the company are officers and/or directors of Medicore and its affiliates. Thomas K. Langbein is Chairman of the Board of the company and Medicore and Chief Executive Officer and President of the latter. Daniel R. Ouzts is Vice President, Principal Financial Officer and Treasurer of the company, and Medicore. Peter D. Fischbein is a director nominee of the company and is a director of Medicore. See "Proposal No. 1 - Election of Directors" and "Information About Directors and Executive Officers." Mr. Langbein owns 5.5% of our company, and 21% of our parent, which includes an option for 100,000 Medicore shares. Mr. Ouzts has a less than 1% interest in our company, and approximately 2% interest in Medicore, which includes an option for 15,000 shares. Peter D. Fischbein owns less than 1% of the stock of our company and 5.4% of Medicore shares, which includes an option for 16,666 Medicore shares. Lawrence E. Jaffe is Secretary and counsel to our company and our parent, of which company he is a director. Mr. Jaffe has an approximately 3% interest in our company and in our parent, which for the latter includes an option for 33,333 Medicore shares. See "Beneficial Ownership of the Company's Securities" above. Mr. Jaffe devotes a substantial portion of his professional services to our company and its parent, from which companies his firm, Jaffe & Falk, LLC, receives a large portion of its professional fees, which for fiscal 2003 aggregated approximately $320,000, of which $156,000 was for our company.

      Certain of the executive and accounting personnel and administrative facilities of our company and our parent, are common. The costs of executive, financial and administrative salaries and other shared corporate overhead for these companies are charged on the basis of time spent. Since the shared expenses are allocated on a cost basis, there is no intercompany profit involved. The amount of expenses charged to us by Medicore amounted to approximately $200,000 for the year ended December 31, 2003. Utilization of personnel and administrative facilities in this manner enables Medicore to share the cost of qualified individuals with its subsidiaries rather than duplicating the cost for various entities. It is our opinion that these services are on terms as favorable as we could receive from unaffiliated parties.

      In May, 2001, the company loaned its President $95,000 at an annual interest of prime plus 1% (floating) payable on demand but no later than May 11, 2006. Accrued interest aggregated approximately $13,000 at December 31, 2003. The demand loan is collateralized by all of the President's options and underlying common stock of the company, as well as any proceeds from the sale of such common stock.

      Certain officers and directors of our parent, Medicore, Messrs. Anthony C. D'Amore, Peter D. Fischbein, Seymour Friend and Robert Magrann (40,000 shares each), and Lawrence E. Jaffe, our Secretary and counsel (320,000 shares, plus 200,000 shares he gifted to his children of majority age and independent of their father), in April, 2000, exercised options granted to them under our 1999 Stock Option Plan for 680,000 shares. The exercise was effected with cash for the par value, an aggregate of $3,400 based upon the number of underlying shares on the date of exercise, and the balance, an aggregate of $421,600, also based on the number of underlying shares on the date of exercise, in the form of three-year non-recourse promissory notes at a rate of interest of 6.2% per annum, due April 20, 2003, and extended to April 20, 2004. These loans, principal and interest, were repaid through the sale to the company of shares of the company's common stock owned by the noteholders at fair market value on February 9, 2004.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and 10% shareholders to file reports with the SEC, the Nasdaq Stock Market and our company, indicating their beneficial ownership of common stock of the company and any changes in their beneficial ownership. As a matter of practice, our counsel usually assists the officers and directors in preparing the beneficial ownership reports and reporting changes in beneficial ownership. Counsel will usually handle the filing of those beneficial ownership reports. The rules of the SEC require that we disclose failed or late filings of reports of company stock ownership by our directors and executive officers. To the best of our knowledge, and based solely on review of such forms filed with the company, all beneficial ownership reports by these reporting persons for the year 2003 were filed on a timely basis, except one late report by J. Michael Rowe, relating to his becoming an officer in June, 2002.

               PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF

                              INDEPENDENT AUDITORS

      Our Audit Committee has appointed the accounting firm of Moore Stephens, P.C., to audit and report on our financial statements for the year ended December 31, 2004.

      Moore Stephens, P.C. was authorized and appointed by our Audit Committee in November, 2003, to audit and report on our financial statements for our 2003 fiscal year and was formally engaged as the independent auditors in January, 2004. Our retention of Moore Stephens, P.C. was the direct result of notice we received from Wiss & Company, LLP, our former independent auditors, in September, 2003,of its determination to discontinue providing audit services to substantially all of its SEC registrant clients, including us, and its intent to resign as our independent accountants solely as a result of its discontinuing public company audit services, which resignation was to be effective as of the date of our filing of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003. Wiss & Company had been auditing and reporting on our financial statements since fiscal 1998, and Wiss & Company's report on our financial statements for the last two fiscal years ended December 31, 2002 contained no adverse opinion or a disclaimer of opinion, nor was qualified or modified as to any uncertainty, audit scope, or accounting principles.

      Additionally, during the two most recent fiscal years ended December 31,2002 and the subsequent interim period to the date of Wiss & Company's resignation (i) we had no disagreements with Wiss & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Wiss & Company, would have caused Wiss & Company to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

      Upon Wiss & Company's notice of intended resignation, our Audit Committee initiated the process of interviewing and evaluating alternate public accounting firms to succeed as our independent auditors. The Audit Committee met with several regional accounting firms, each with market recognition and considerable experience in performing audit and audit-related work for public companies. After substantial consideration of the proposals, the Audit Committee determined to proceed with Moore Stephens, P.C., based on several factors, including quality of personnel, SEC auditing experience, and prospective fees.

      Although stockholder ratification of the appointment of our independent auditors is not required by law on account of the fact that the Audit Committee has sole authority to hire and dismiss the independent auditors, as a matter of good corporate governance our Audit Committee has determined to submit the appointment of Moore Stephens, P.C. as our independent auditors for stockholder approval. Since our parent owns 57% of our voting power, the ratification of Moore Stephens, P.C. as independent auditors is assured. Nevertheless, the Audit Committee will not be restricted at any time thereafter from removing Moore Stephens, P.C. and changing its independent auditors if it deems such change to be in the best interests of the company.

      Our Audit Committee pre-approves and reviews all audit and permissible non-audit services performed by its independent auditors as well as the fees charged for such services. In its pre-approval of permissible non-audit services and fees, the Audit Committee considers the possible effect of the performance of such services on the auditor's independence. Moreover, the law prohibits public companies from obtaining certain "non-permissible" non-audit services from its independent auditors in furtherance of the effort to maintain such auditors' independence. To date, we have not obtained any non-permissible non-audit services from either of Wiss & Company, LLP or Moore Stephens, P.C.

      A representative of Moore Stephens, P.C., our auditors for the most recently completed fiscal year, is expected to be present at the annual meeting and will have the opportunity to make a statement, and he will be available to respond to appropriate questions from shareholders. We do not anticipate that a representative of Wiss & Company, LLP, our former auditors, will be present at the annual meeting.

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

      Moore Stephens, P.C. performed the audit of our annual financial statements as of and for the year ended December 31,2003. Wiss & Company, LLP performed the audit of our annual financial statements as of and for the year ended December 31, 2002, and the review of the financial statements included in our Forms 10-Q for 2003 and 2002. The fees of Moore Stephens, P.C. for professional services rendered for the audit of our financial statements for fiscal 2003 was $27,000.

      Wiss & Company's aggregate fees for professional services rendered for the review of the financial statements included in our quarterly reports on Form 10-Q for fiscal 2003 was $4,500, and for professional services rendered for the audit of our annual financial statements for fiscal 2002, and the review of the financial statements included in our quarterly reports on Forms 10-Q for fiscal 2002 was $29,500.

Audit Related Fees

      Neither of Moore Stephens, P.C. nor Wiss & Company, LLP performed any assurance and related services for Dialysis Corporation of America, or any other services reasonably related to the performance of the audit or review of our financial statements during fiscal 2003 and 2002 that were not otherwise audit services as described above.

TAX FEES

      Moore Stephens, P.C., recently retained to replace Wiss & Company, is handling the calculation and preparation of materials related to estimated taxes and the preparation of tax returns for 2003, with such services to be billed in 2004.

      Wiss & Company's aggregate fees billed in fiscal 2003 and 2002 for professional services rendered for tax compliance, namely the calculation and preparation of materials related to estimated taxes and the preparation of tax returns, were $15,000 each year.

ALL OTHER FEES

      Other than the professional services and fees billed as described above under "Audit Fees" and "Tax Fees," neither Moore Stephens, P.C. nor Wiss & Company provided any other services or billed other fees to our company or any of our subsidiaries.

      Our Audit Committee has established its pre-approval policies and procedures, pursuant to which it approved the foregoing audit and permissible non-audit services provided by Moore Stephens, P.C. and Wiss & Company, LLP, respectively, in 2003. The Audit Committee's pre-approval policy provides each audit and permitted non-audit service to be reviewed for a determination of approval by the Audit Committee. Requests or applications for specific services to be provided by the independent auditor are also submitted to our Vice President of Finance and Principal Financial Officer, and must include a detailed description of the services to be rendered. Our Vice President of Finance and Principal Financial Officer shall provide the Audit Committee with a written report as to the scope and applicability of the proposed services with further communications between and among the auditors, the Vice President of Finance and Principal Financial Officer, and the Audit Committee, as necessary for further clarification and evaluation. The Audit Committee will make the determination that any requested audit and/or non-audit services, upon the above mentioned review process, are necessary and within the scope of the company's operations and reporting responsibilities, will not, in its opinion and evaluation, impair the auditor's independence, nor be considered a prohibited non-audit service consistent with the SEC's rules relating to these issues. The Audit Committee will provide a report of its approval or disapproval of our requested audit and non-audit services to management and the board for implementation. The Audit Committee will monitor the performance of all services provided by the independent auditors and determine whether such services are in compliance with its approval policies. The Audit Committee will report to management on a periodic basis on the results of its monitoring, and recommend appropriate action, including termination of the independent accountants for breaches of the approved policies or the deficiency in providing services to the company.

                  OTHER MATTERS TO BE PRESENTED TO SHAREHOLDERS

      Management is not aware of any other matter to be presented for action at the annual meeting other than the election of the six directors and the ratification of the appointment of independent auditors. Management does not presently intend to bring any other matter before the meeting. If any other matters do properly come before the meeting, it is anticipated that Medicore will vote its majority ownership (approximately 57%) as to what it believes to be in the best interest of shareholders.

                              AVAILABLE INFORMATION

      We file reports, information statements and other information with the SEC and Nasdaq. Those reports, information statements and other information may be inspected and obtained:

      o at the Public Reference Room of the SEC, Room 1024 - Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549;

      o at the offices of The Nasdaq Stock Market, Inc., Reports Section, 1735 K Street, N.W., Washington, D.C. 20006; or

      o from the internet site maintained by the SEC at www.sec.gov, which contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

      o     at the company's internet site at www.dialysiscorporation.com

      Prescribed rates or modest fees may be charged for copies. For more information on the public reference room, call the SEC at 1-800-SEC-0330.

      We would also be pleased to furnish you with such reports and documents, most without exhibits, that you may request. If you request exhibits, there will be a charge for our reasonable expenses. See "Financial Statements" below. Please forward your inquiry to our Secretary, Lawrence E. Jaffe, 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604; or call us at (201) 288-8222 or at
(410) 694-0500.


               STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

      We are sending only one copy of our annual report and Information Statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as "householding," is designed to reduce duplicate mailings and save significant printing and postage costs.

      If you received a householded mailing this year and you would like to have additional copies of our annual report and Information Statement mailed to you, please submit your request to our corporate Secretary via email at lej@jafalaw.com, by fax to (201) 288-8208, or by mail to Lawrence E. Jaffe, Esq., Dialysis Corporation of America, 777 Terrace Avenue, Hasbrouck Heights, NJ 07604.

                              FINANCIAL STATEMENTS

         Dialysis Corporation of America's consolidated financial statements for the year ended December 31, 2003 as well as substantial information concerning the company, its officers, directors and operations, its properties, the market for our common stock over the last two years, our purchases of our common stock, selected financial data, management's discussion and analysis of financial condition and results of operations, controls and procedures, and more, are included in the company's Annual Report on Form 10-K for the year ended December 31, 2003, which is being sent to all shareholders (without exhibits) at the same time and together with this Information Statement. The Annual Report on Form 10-K includes a list of all exhibits to that Report. Dialysis Corporation of America will furnish copies of such exhibits upon written request and payment of Dialysis Corporation of America's reasonable expenses in furnishing such exhibits. The Annual Report on Form 10-K is available on the SEC's internet site. See "Available Information" above.

                                                                      APPENDIX A


                             AUDIT COMMITTEE CHARTER

ORGANIZATION

      There shall be a committee of the board of directors known as the Audit Committee.

COMPOSITION

      The Board of Directors shall appoint an Audit Committee composed of no less than three directors who shall be entirely "independent" as defined by
Section 301 of the Sarbanes-Oxley Act of 2002 (the "Sox Act"), and Securities and Exchange Commission ("SEC") Rule 10A-3(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), and Rule 4200(a)(15) of The Nasdaq Stock Market, Inc. ("Nasdaq"). The SEC rule prohibits any member of the Audit Committee, other than in his or her capacity as a member of the Audit Committee, the board of directors, or any other board committee, from (i) accepting, directly or indirectly, any consulting, advisory or other compensatory fee from the Company (which term, unless otherwise specifically indicated, includes all of the company's subsidiaries and affiliates) or (ii) being an affiliated person of the Company. Further, in accordance with Nasdaq Rule 4200(a)(15), each member of the Audit Committee must be free from any relationship that, in the opinion of the board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company at any time during the past three years. All members of the Audit Committee shall have a working knowledge of basic finance and accounting practices, i.e., be financially literate, and shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income and cash flow statements. At least one member of the Audit Committee should have financial expertise as determined by the board of directors within the guidelines of Section 407 of the Sox Act and Nasdaq Rule 4350(d)(2)(A)(i), which generally provide for a person, through education and experience (and the board shall evaluate the totality of the individual's education and experience), who has past employment experience in finance or accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, or experienced in one or more positions that involve the performance of similar functions, or that result, in the judgment of the board, in the person having similar expertise and experience, who has the following attributes:

      o     understanding of GAAP and financial statements

      o experience in applying GAAP in connection with accounting for estimates, accruals, revenues that are generally comparable to the estimates, accruals and reserves, if any, used in the Company's financial statements

      o experience preparing or auditing financial statements that present accounting issues that are generally comparable to those raised by the Company's financial statements

      o experience with internal controls and procedures for financial reporting

      o     understanding audit committee functions

      The financial expert is to assist the Audit Committee in overseeing the audit process and carrying out the functions of the Audit Committee. Whether the Audit Committee has a financial expert or not is primarily a disclosure matter. The Audit Committee members may enhance their knowledge and familiarity with finance and accounting by participating in educational programs.

      The members of the Audit Committee shall be elected by the board at the annual organizational meeting of the board, or until their successors shall be duly elected and qualified. The members of the Audit Committee may designate a chairman by a majority vote of the full Audit Committee, or the chairman of the Audit Committee may otherwise be elected by the full board of directors.

      STATEMENT OF POLICY

      The Audit Committee shall provide assistance to the board of directors in fulfilling their responsibilities to the shareholders and the investment community relating to accounting, reporting practices, the quality and integrity of financial reports of the Company, and shall have general responsibility for surveillance of internal controls and accounting and audit services to the Company. The Audit Committee, and any member of the Audit Committee, including any member determined to be a financial expert, does not prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. To accomplish these ends, the Audit Committee will maintain open communication between the board of directors, the independent auditors, the internal accountants, and management of the Company.

      The Audit Committee in assisting the board in fulfilling its oversight responsibilities will include reviewing:

      o the financial reports and other financial information provided by the Company to any governmental body or the public

      o the Company's systems of internal controls regarding finance, accounting and legal compliance that management and the board of directors have established

      o the Company's auditing, accounting, and financial reporting processes generally

      o     all related party transactions as referred to in SEC Regulation S-K,
            Item 404, for potential conflict of interest situations, which must be approved by the Audit Committee

      The Audit Committee will attempt to encourage continuous improvement of, and will attempt to foster adherence to, the Company's policies, procedures and practices at all levels.

DUTIES AND RESPONSIBILITIES

      The Audit Committee's primary duties and responsibilities are to:

      Independent Auditor/Audit

      o     select and retain the independent auditor

      o     determine the compensation and compensate the independent auditor

      o     right to terminate independent auditor when circumstances warrant


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      o     pre-approve all audit services, meet with the independent auditors to review the annual engagement letter, the scope of the proposed audit for the current year, and the audit procedures to be utilized; consider the fees for the audit; at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors

      o     oversight of independent auditor

      o confirm and assure the independence of the independent auditors, including a review of all significant relationships the independent auditor may have with the Company; receive from the independent auditor a written statement delineating all relationships between the independent auditor and the Company, consistent with Independent Standards Board Standard 1, and actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor

      o     resolve management auditor disagreements

      o review with management and the independent auditors the completion of the annual examination, any significant changes in the independent auditors' audit plan, any difficulties or disputes with management encountered during the course of the audit, and other matters related to the content of the audit, which are to be communicated to the Audit Committee

      o     pre-approve all permitted non-audit services

            - may delegate pre-approval to other members provided decisions presented to full Audit Committee

            -     de minimus exception if

                  (i) all non-audit services (not otherwise prohibited) do not exceed 5% of total payments by the Company to the auditor for that fiscal year

                  (ii) services not recognized as non-audit services at the time of the engagement

                  (iii) services prompltly brought to the attention of the Audit Committee and approved prior to the completion of the audit

      o review and discuss with management and the independent auditors the financial statements of the Company including an analysis of the auditor's judgment as to the quality of the Company's accounting principles

      o recommend to the board of directors whether, based on the review and discussions described in above items, the financial statements should be included in the Annual Report on Form 10-K

      o review and discuss with management and the independent auditors (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company; and
            (b) any transactions or courses of dealing with parties related to the Company which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company's financial statements

      o review and discuss with management and the independent auditors the accounting policies which may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company's financial reports


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


      Administrative

      o     create an agenda for the upcoming year

      o review and update this Charter periodically, at least annually, as conditions dictate

      o maintain minutes and other records of meetings and activities of the Audit Committee

      o review the powers of the Audit Committee, and report and make recommendations to the board of directors on its responsibilities

      o conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities; the Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation

      o consider such other matters in relation to the financial affairs of the Company and its accounts as the Audit Committee may, at its discretion, determine to be advisable

      o perform such other functions as assigned by law, the Company's charter or bylaws, or the board of directors

      o the duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the board of directors

      Financial Processes and Reporting

      o review with the independent auditors and with the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures, or particular areas where new or more detailed controls or procedures are desirable; particular emphasis should be given to the adequacy of such internal controls and computerized information systems controls and security, to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper; periodically consult with the independent auditors out of the presence of management about internal controls

      o     review the internal accounting functions of the Company

      o review the financial statements contained in the annual report to shareholders and other filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the disclosure and content of the financial statements; any changes in accounting principles to be reviewed

      o     consider and review with management and the chief financial officer:

            - significant findings during the year, including the status of previous audit recommendations and management's responses thereto

            - any difficulties encountered in the course of the audit, including any restrictions on the scope of the work or access to required information

            -     any changes required in the planned scope of the audit

            -     the internal accounting department budget and staffing

      o review and concur on the appointment, replacement, reassignment, or dismissal of chief financial officer or other director of internal accounting (or auditing)

      o review accounting and financial human resources and succession planning within the Company

      o inquire of management, the chief financial officer or the director of internal accounting (or auditing), and the independent auditors about significant risks or exposures, and assess the steps management has taken to minimize such risks to the Company

      o review policies and procedures and general controls relating to officers' expense accounts and perquisites, including the use of corporate assets, and consider the results of any review of these areas by the internal accounting department or the independent auditors

      o review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators

      o review with management, the independent auditors, and the internal accounting department the interim financial reports before such are filed with the SEC or other regulators; review press releases with regard to interim financial reports

      o review any internal reports to management prepared by the internal accounting department and management's response

      Reports and Meetings with Management, Auditors, and Internal Accountants

      o meet with the chief financial officer or director of internal accounting (or auditing), the independent auditors, and management in separate executive sessions to discuss any matters that the audit committee or these groups should discuss privately with the audit committee

      o prepare a letter for inclusion in the annual report that describes the audit committee's composition and responsibilities and how they were discharged

      Complaints and Anonymity

      o establish procedures for receipt, retention and resolution of complaints and protection of whistleblowers

            - complaints received by the Company regarding accounting, internal accounting controls and auditing matters

            - procedures for confidential, anonymous submission by employees relating to concerns regarding questionable accounting or auditing matters


MEETINGS

         The Audit Committee shall meet in executive sessions at least four times annually, or more frequently as circumstances dictate. In addition, to satisfy its responsibilities, the Audit Committee should meet at least annually with management, the members or head of the internal accounting department, and the independent auditors, in separate and/or joint executive sessions with a combination of any of the aforementioned parties to discuss any matters that the Audit Committee or each of these groups believe should be discussed in order to strengthen the effectiveness of the Audit Committee, and to provide for accountability among the Company's Audit Committee, outside directors, and management, and to enhance the reliability and credibility of financial statements of the Company.

      Further, the Audit Committee, or at least its chairman, should meet with the independent auditors and management quarterly to review the Company's financial statements, consistent with the Company's requirements in filing quarterly reports and annual reports as otherwise set forth in this Charter. Special meetings may be called by the chairman of the Audit Committee, or at the request of the independent auditors.

      The Audit Committee shall report to the full board of directors with respect to its meetings.

      The majority of the members of the Audit Committee shall constitute a quorum.

INVESTIGATIONS

      The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities, and shall have the authority to retain and the board to provide funds to compensate outside advisors to assist in the conduct of any investigation.

LIMITATIONS

      The Audit Committee is responsible for the duties set forth in this Charter, but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls, and the design, implementation and oversight of the disclosure controls and procedures, and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not an audit. The audit is performed by the independent outside auditors. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.


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